Investment Thesis Financial Data as of 12-31-14 Dated: February 17, 2015 Exhibit 99.1

Investment Thesis Executive Summary Slides 2 to 19 Financial Data as of 12-31-14 Dated: February 17, 2015 * * * *

Forward-Looking Statement
This presentation contains certain forward-looking statements within the meaning of the Private Securities Litigation
Reform Act of 1995.  These statements include, but are not limited to, descriptions of Old National Bancorp’s (“Old
National’s”) financial condition, results of operations, asset and credit quality trends and profitability.  Forward-
looking statements can be identified by the use of the words “anticipate,” “believe,” “expect,” “intend,” “could” and
“should,” and other words of similar meaning.  These forward-looking statements express management’s current expectations or forecasts of future events and, by their nature, are subject to risks and uncertainties and there are a number of factors that could cause actual results to differ materially from those in such statements.  Factors that might cause such a difference include, but are not limited to: expected cost savings, synergies and other financial benefits from the recently completed mergers might not be realized within the expected timeframes and costs or difficulties relating to integration matters might be greater than expected; market, economic, operational, liquidity, credit and interest rate risks associated with Old National’s business; competition; government legislation and policies (including the impact of the Dodd-Frank Wall Street Reform and Consumer Protection Act and its related regulations); ability of Old National to execute its business plan; changes in the economy which could materially impact credit quality trends and the ability to generate loans and gather deposits; failure or circumvention of our internal controls; failure or disruption of our information systems; significant changes in accounting, tax or regulatory practices or requirements; new legal obligations or liabilities or unfavorable resolutions of litigations; other matters discussed in this presentation and other factors identified in our Annual Report on Form 10-K and other periodic filings with the SEC.  These forward-looking statements are made only as of the date of this presentation, and Old
National does not undertake an obligation to release revisions to these forward-looking statements to reflect events or conditions after the date of this presentation.

Non-GAAP Financial Measures
These slides contain non-GAAP financial measures. For
purposes of Regulation G, a non-GAAP financial measure is a
numerical measure of the registrant's historical or future
financial performance, financial position or cash flows that excludes amounts, or is subject to adjustments that have the effect of excluding amounts, that are included in the most
directly comparable measure calculated and presented in
accordance with GAAP in the statement of income, balance
sheet or statement of cash flows (or equivalent statements) of the registrant; or includes amounts, or is subject to adjustments that have the effect of including amounts, that are excluded from the most directly comparable measure so calculated and
presented.   In this regard, GAAP refers to generally accepted
accounting principles in the United States.  Pursuant to the requirements of Regulation G, Old National Bancorp has
provided reconciliations within the slides, as necessary, of the non-GAAP financial measure to the most directly comparable
GAAP financial measure.

Snapshot of Old National
Source: SNL Financial, Company filings, FactSet Estimates
Note: Market data as of February 6, 2015; financial information as of December 31, 2014.
Summary Overview Company Description
Headquarters Evansville, IN
Market Cap (millions) $ 1,628
2015E P / E 12.8 x
P / TBV 182%
Dividend Yield 3.4%
LTM Average Daily Volume 677,985
Total Assets $ 11,648
Trust Assets Under Management $ 7,441
Total Deposits $ 8,491
4Q14 ROAA 1.03%
$ in millions, except noted
– 195 financial centers
– 211 ATMs
Focused on community banking with a full suite of product offerings:
– Retail and small business
– Wealth management
– Leasing
Guided by three strategic imperatives
– Strengthen the risk profile
– Enhance management discipline
– Achieve consistent quality earnings
– Investment services
– Capital markets
– Insurance
Asset Mix Liability Breakdown 4Q14 Revenue Breakdown
Largest financial services bank holding company headquartered in Indiana with a presence throughout Indiana, Western Kentucky and Louisville, Southern
Illinois and Central and Western Michigan

Attractive footprint that offers both leading share in mature markets and room to expand in higher growth markets
Consistent financial performance with distinct revenue streams and improving efficiency
Diverse loan portfolio with growth accelerating while maintaining strong credit metrics
Disciplined acquisitions that are exceeding expectations with robust future opportunities
Steward of capital – organic growth, dividend / share repurchases, and acquisitions
Achieving strategic imperatives
Investment Thesis

7 Commitment to Excellence

Our Indiana Footprint
Economic Vital Signs
Indicator Outlook Latest Statistics (December 2014) Trend (YoY change from Dec. 2013)
Jobs
Employment
Unemployed
3,267,300
189,500
•
Labor Force increased 83,100
•
Unemployment rate decreased to 5.6%
(December 2013 rate was 6.7%)
Unemployment
Insurance Claims
Initial Claims
Weeks Claimed
27,922
144,182
•
Initial claims decreased 23.2%
•
Weeks claimed decreased 36.8%
Home Sales
Units Sold
Median Home Price
5,994
$125,000
•
The number of home sales increased 8.5%
•
The median sale price increased 5.2%
Regional Spending Net Sales Tax Collected $617.1 MM
•
Sales tax collections increased 5.4%
Local Indiana HQ
Stock Performance
Price Change during 4Q14
CMI: 10.0%
LLY: 6.0%
NI: 3.8%
SPG: 10.4%
STLD: (10.6)%
ANTM: 6.4%
ZMH: 12.6%
•
Stock prices have generally increased as
overall economy improves
Sources: US Bureau of Labor Statistics, US Dept. of Labor, Indiana Association of Realtors, IN Dept. of Revenue and Bloomberg
Strong Stable or Mixed           Decline

4.6%
2.6%
2.2%
5.7%
0.0%
4.7%
USA Indiana Michigan Ann Arbor Kalamazoo Grand Rapids
Our Michigan Footprint
Projected 2019 Median Household Income
Ann Arbor, Michigan (MSA Population: 354,530)
Kalamazoo, Michigan (MSA Population: 332,269)
Projected 2014-2019 Median HHI Growth
Grand Rapids, Michigan (MSA Population: 1,017,542)
$53,941
$48,365
$47,494
$62,065
$43,734
$53,389
USA Indiana Michigan Ann Arbor Kalamazoo Grand Rapids
(1) Crain’s Detroit Business, article published July 16, 2014
Michigan named "most improved" in ranking of pro-business states in 2014 by the American Economic
Institute (improved from 39th to 18th)
1
Highest median household income MSA in Michigan
December 2014 unemployment rate of 3.2%, compared to the
national rate of 5.6%
Listed in Forbes’ 2013 “Best Places for Business and
Careers” and was Livability.com’s 13th “Best Place to Live”
Popular area for healthcare and pharmaceutical
organizations, with major companies such as Pfizer, Perrigo
and Stryker housing large operations
December 2014 unemployment rate of 4.5% compared to the
national rate of 5.6%
Home to five of the world’s leading office furniture
companies.
December 2014 unemployment rate of 3.6%, compared to the
national rate of 5.6%
Source: SNL Financial and Bureau of Labor Statistics as of October 2014

Indiana’s Economic Achievements
“AAA” Credit Rating – Fitch, Moody’s and Standard and
Poor’s
1
3
rd
Best U.S. State for Manufacturing Jobs
2
6
th
Best State for Business – CEO Magazine
3
280 new manufacturing jobs created – Berry Plastics,
Evansville, Indiana
4
230 new jobs created – GE Aviation, Lafayette, Indiana
5
Sources:
(1) December 2013
(2) June 2013; National Association of Manufacturers
(3) May 2014
(4) January 2014 press release of Berry Plastics
(5) January 2015 press release of GE Aviation

Executing the Plan – 4Q14 Highlights
• Execution of our M&A strategy of adding higher-growth markets
Continue to
Grow Core
Revenue
• Organic loan growth of $51.9 million 1 , or 3.4% annualized, over 3Q14 and organic growth of $339.6 million 1 , or 7.0%, over 4Q13
• Revenue growth
2
of 11.9% from 4Q13
• Organic growth in Banking, Wealth Management and Insurance
• Core net interest margin decreased 17 bps from 3Q14
Reduce
Operating
Expenses
Transform
the
Franchise
Into Higher-
Growth
Markets
• Operational expenses
3
increased $.4 million from 3Q14
• Expected Tower cost savings of 35%+ on track as announced
• Expected United Bancorp, Inc. cost savings of 32% on track as announced
1 Excluding change in FDIC covered loans and loans acquired in the Tower, United and Lafayette acquisitions
2 Excluding changes in securities gains, accretion income and amortization of the indemnification asset
3 Refer to slide 41 for a definition of operational expenses
Ann Arbor, MI – United Bancorp acquisition closed and fully converted
Lafayette, IN – LSB Financial Corp. acquisition closed – anticipate 1Q15 conversion
Grand Rapids, MI –Founders Financial Corporation acquisition closed –
anticipate 2Q15 conversion

4Q14 Financials
Net income of $29.3 million or $.25 per share
– 19.1% increase over the $24.5 million in net
income in 4Q13
Included in 4Q14 are the following pre-tax
items
– $3.1 million in merger and integration charges
– $6.2 million amortization of the indemnification
asset
– $16.6 million in accretion income
1
1
Income in excess of contractual interest

2014 Financials
Net income of $103.7 million or $.95 per share
– 2.7% increase over the $100.9 million in net
income in 2013
Included in 2014 are the following pre-tax
items
– $15.6 million in merger and integration charges
– $43.2 million amortization of the indemnification
asset
– $86.5 million in accretion income
1
1
Income in excess of contractual interest

3.30%
3.32%
3.15%
4Q13 3Q14 4Q14
0.19%
0.03%
0.08%
4Q13 3Q14 4Q14
$43.2
$86.9
$51.9
4Q13 3Q14 4Q14
$28.6
$33.1
$36.5
4Q13 3Q14 4Q14
$85.1
$90.7
$91.1
4Q13 3Q14 4Q14
$111.9
$124.9
$125.2
4Q13 3Q14 4Q14
Basic Banking
Adjusted Income
3
Operational Expenses
2
Organic Loan Growth
4
Core NIM
5
Consolidated NCOs
$ in millions
1 Refer to slide 39
2 Refer to slide 41
End of period balances
3 See appendix for non-GAAP reconciliation
4 Refer to slide 22
5 Refer to slide 32
Revenue
1

Update on New Markets
Ft Wayne, IN Ann Arbor, MI
Columbus, IN
MI / Northern IN
(Indiana Community — Closed 9/15/12)
(BofA Branches — Closed 7/12/13)
(Tower — Closed 4/25/14)
(United — Closed 7/31/14)

16 Fee-Based Business Revenue $ in millions ONB Less Tower & United Tower United

Net Charge-Offs / Provision
$ in millions
1 Excludes FDIC-covered loans
2013 2014 3Q14 4Q14
($3.9) $4.4 $3.0 $0.7
($2.3) $3.1 $2.6 $0.9
1
Provision for Loan Losses
Consolidated Provision for
Loan Losses

$ in millions
Credit Quality – Excluding Covered Loans
$135.4
$170.5
$194.8
$121.8
$116.5
4Q13 3Q14 4Q14
Special Mention Loans
$63.2
$100.6
$107.8
$87.2
$93.8
4Q13 3Q14 4Q14
Substandard Accruing Loans
$96.6
$125.4
$125.7
$81.1
$73.9
4Q13 3Q14 4Q14
Substandard Nonaccruing + Doubtful
Loans
Excludes loans acquired through Tower, United and Lafayette transactions

2015 Initiatives – Execution is KEY
Grow organic revenue
– Redesigned checking product lineup
New checking account product has reduced attrition over 50%
– Leverage fee income businesses
Enhanced referral program
Sales summit
Leverage new markets
Improve operating leverage
Close/consolidate 19 banking centers
Sale of Southern Illinois market (12 locations)
Sale of 5 banking centers (4 in Eastern Indiana + 1 in Ohio)
Early retirement program
– Gains on sales should offset costs associated with these actions
– New efficiency ratio target is 63.0% in 4Q15 – in 2015, 25% of short-term incentives
Prudent use of capital
– Recently announced 9% increase in cash dividend
– Share buyback program
– Pause means pause
Anticipated timing of branch actions: 6 consolidations mid-March, 13 consolidations mid-May, sales should be completed by mid 3Q15
Approx. $620 million in deposits
and $200 million in loans combined
Recently announced actions should provide annualized noninterest expense savings of $23 million to
$27 million

Investment Thesis Financial Data as of 12-31-14 Dated: February 17, 2015 * * * * *

Adjusted Income 1 – Strong Growth
$ in millions
Adjusted income represents income before taxes less accretion income, change in indemnification assets, merger/integration expenses and costs associated with branch divestitures
CAGR of 13.5%
from 2011 to 2014
Growth of 10.3%
3Q14 vs 4Q14
13.5%
10.3%
1
Non-GAAP financial measure which Management believes is useful in evaluating the financial results of the Company – see Appendix for Non-GAAP reconciliation

$6,097.0
$6,384.0
$235.1
$51.9
3Q14 Loans Obtained
Through LSB Acquisition
Organic Growth 4Q14
Loan Growth – Excluding Covered Loans
$ in millions
1 Loan production net of principal pay-downs, prepayments and loan sales to the secondary market
$4,872.8
$6,384.0
$1,171.6
$339.6
4Q13 Loans Obtained
Through Tower, United
& LSB Acquisitions
Organic Growth 4Q14
End of Period Balance
1 1

23 Loan Production Trends $ in millions Commercial Residential Mortgage Consumer Direct Consumer Indirect Full-year total production increased 10.7% over 2013

24 Commercial Loans $ in millions 1% of line utilization = $13.5 million in outstandings 37.7% 2007-2008 Average = 39.9% 39.1% Commercial Line Utilization Commercial Loan Pipeline

25 Loan Concentrations – Excluding Covered Loans At 12-31-14 Commercial Commercial Real Estate Diversified Commercial Loan Portfolio

Credit Quality – Excluding Covered Loans
See Appendix for definition of Peer Group
1
As a % of end of period total loans
Peer Group data per SNL Financial
1.07%
0.81%
4Q13 3Q14 4Q14
30+ Day Delinquent Loans
ONB Peer Group Average
0.00%
0.01% 0.01%
0.40%
4Q13 3Q14 4Q14
90+ Day Delinquent Loans
ONB Peer Group Average
0.42%
0.43%
0.45%
0.29%
1
1

Credit Quality – ALLL and Mark Summary
$ in millions
1 Non-GAAP financial measure which Management believes useful to demonstrate that the remaining discount  considers credit risk and should be included as part
of total coverage         N/A = not applicable
At December 31, 2014 ONB Legacy Monroe Integra
Indiana
Community Tower United Lafayette Total
Allowance for Loan Losses (ALLL) $42.8 $1.3 $3.6 - - $0.1 - $47.8
Loan Mark N/A $7.4 $37.2 $24.4 $21.1 $35.7 $22.6 $148.5
Total ALLL/Mark $42.8 $8.8 $40.8 $24.4 $21.1 $35.8 $22.6 $196.3
Pre-Mark Loan Balance $4,859.9 $115.5 $193.3 $177.4 $310.1 $553.7 $256.8 $6,466.7
ALLL/Pre-Mark Loan Balance 0.88% 1.15% 1.87% 0.00% 0.00% 0.03% 0.00% 0.74%
Mark/Pre-Mark Loan Balance N/A 6.44% 19.26% 13.77% 6.81% 6.44% 8.82% 2.30%
0.88% 7.59% 21.13% 13.77% 6.81% 6.46% 8.82% 3.04%
Combined ALLL & Mark/Pre-Mark
Loan Balance
1

Conservative Lending Limits/Risk Grades
Borrower 1 Asset Quality Rating
(Risk Grades)
In-House Lending Limit 1
($ in millions)
0 – Investment Grade $30
1 – Minimal Risk $25
2 – Modest Risk $25
3 – Average Risk $22.5
4 – Monitor $15
5 – Weak Monitor $10
6 – Watch $7.5
7 – Criticized (Special Mention) $5
In-house lending limits conservative relative to ONB’s legal lending limit at 12-31-14 of $142.4 million per borrower
1 Includes entire relationship with borrower
Borrower 1 Asset Quality Rating
(Risk Grades)
8 – Classified (Problem)
9 – Nonaccrual

29 Indemnification Asset Balance At December 31, 2014, $9.7 million of the remaining IA balance is expected to be amortized and reported in noninterest income over the next 21 months $ in millions

Investment Portfolio Purchases 4Q14
1
1 Data as of December 31, 2014
Q4 2014 Purchases-
Book Value
Treasuries 8,043,738
Agencies 101,523,641
Pools 52,122,658
CMOs 6,704,359
Municipals 56,123,782
Corporates 26,817,592
ABS 28,311,522
Equity 0
Total 279,647,292
0.00% 1.00% 2.00% 3.00% 4.00% 5.00%
Total
ABS
Corporates
Municipals
CMOs
Pools
Agencies
Treasuries
2.29%
1.49%
2.32%
4.79%
1.69%
2.45%
1.61%
0.35%
T/E Book Yield of Purchases
0.00 2.00 4.00 6.00 8.00 10.00 12.00
Total
ABS
Corporates
Municipals
CMOs
Pools
Agencies
Treasuries
3.78
0.35
4.57
9.23
2.41
3.94
2.60
1.10
Duration of Purchases

CD Maturity Schedule
Represents CD maturities at December 31, 2014
Bucket
Amount
($ in 000's)
Rate
0-30 days 69,665 0.59%
31-60 days 57,873 0.70%
61-90 days 69,507 0.55%
91-120 days 58,398 0.92%
121-150 days 36,586 0.47%
151-180 days 53,533 0.43%
181-210 days 46,855 0.62%
211-240 days 40,688 0.49%
241-270 days 45,310 0.89%
271-300 days 45,988 1.74%
301-330 days 32,864 0.94%
331-365 days 43,976 0.91%
1-2 years 257,087 2.02%
2-3 years 98,146 0.81%
3-4 years 59,874 1.19%
4-5 years 46,822 1.51%
Over 5 years 25,846 1.59%

Net Interest Margin
1
1
Fully taxable equivalent basis, non-GAAP financial measure which Management believes is useful in evaluating the financial results of the Company – see
Appendix for Non-GAAP reconciliation
2 ONB Core includes contractual interest income of Monroe, Integra, IN Community, Tower, United and Lafayette loans
2
4Q13 3Q14 4Q14
Total NIM 4.11% 4.78% 3.83%
Lafayette Accretion 0.00% 0.00% 0.03%
United Accretion 0.00% 0.14% 0.14%
Tower Accretion 0.00% 0.11% 0.06%
IN Community Accretion 0.37% 0.13% 0.13%
Integra Accretion 0.35% 1.05% 0.29%
Monroe Accretion 0.09% 0.03% 0.03%
ONB Core 3.30% 3.32% 3.15%
4.78%
4.11%
3.83%

33 Core Net Interest Margin 1 1 Refer to slide 32

Modeled Interest Rate Sensitivity
$ in thousands
Change to Net Interest Income based on a one year time horizon
Refer to slide 36 for rate curves
Total non-maturity, interest-
bearing accounts increase from
0.08% to 0.39% in the “Up 100
bps” scenario
21.6% of total non-interest
bearing DDA are considered rate
sensitive
43% of C&I and CRE loans
reprice within one year
17% of loans have floors; less
than 1% of these loans are
currently below their floor rates
Investment portfolio duration of
3.76 at 12/31/14, down from 4.16
at 9/30/14.
3Q14
2Q14

35 Modeled Interest Rate Sensitivity $ in thousands Change to Net Interest Income based on a one year time horizon Refer to slide 36 for rate curves

36 Interest Rate Curves

37 Tangible Common Book Value 1 Non-GAAP financial measure management believes is useful in evaluating the financial results of the Company – see Appendix for Non-GAAP reconciliation 1

Capital Ratios
Peer Group data per SNL Financial
See Appendix for definition of Peer Group
1 See Appendix for Non-GAAP reconciliation
On October 23, 2014, ONB Board of Directors authorized repurchase of up to 6.0 million shares through January, 2016
As of January 21, 2015, 1.1 million shares of ONB common stock have been repurchased under the repurchase plan

39 Total Revenue – Positive Trends $ in millions Revenue growth 1 of 11.9% from 4Q13 11.9% Revenue less securities gains, accretion income and amortization of indemnification asset 1

Noninterest Income
$ in millions
$(3.4)
$(19.1)
$(6.2)
$12.8 $12.5
$12.0
$7.9
$8.1
$7.9
$19.8
$23.4
$25.1
$7.0
$6.8
$6.8
$44.1 $31.7 $45.6
4Q13 3Q14 4Q14
Debit Card and ATM Fees
Fee-based business: Wealth Management, Insurance, Mortgage and
Investments
Other Income
Service Charges on Deposits
Amortization of Idemnification Asset

*Other Expenses include:
In 4Q13, $.5 in BSA/AML penalties, $.4 million in pension adjustments and a $.3 million reversal of provision for unfunded commitments
In 3Q14, $1.0 million reversal of hospitalization expense, a $0.7 million adjustment in incentive of stock-based compensation and a $.3 million impairment on a branch held for sale
In 4Q14, a $1.4 million reversal of lease termination fee, a $1.0 million reversal of hospitalization expense and a $.9 million reversal of provision for unfunded commitments
$85.1
$90.7
$91.1
$0.6
$2.5
$3.6
$3.1
$4.5
$5.7
$2.6
$2.1
$1.4
$88.2
$100.0
$100.1
4Q13 3Q14 4Q14
Operational Expenses Other Expenses*
Merger/Integration Costs United Operational Costs
Tower Operational Costs Lafayette Operational Costs
$ in millions
Operational expenses = total noninterest expense less Tower, United and Lafayette operational costs, merger/integration costs and other expenses
Noninterest Expense – Well Controlled
Reported 4Q14
efficiency ratio of
69.54%
4Q14 efficiency ratio
excluding
merger/integration
costs of 67.34%
1
Anticipated
merger/integration
costs in 1Q15 of $4.0
million to $5.0 million
($1.4)
1
Non-GAAP financial measure which Management believes is useful in evaluating the financial results of the Company – see Appendix for Non-GAAP reconciliation
($3.3)

Returned to
community
bank model
2004 2005
Sold non-
strategic
market –
Clarksville, TN
– 5 branches
2006
Sold non-
strategic market
– O’Fallon, IL –
1 branch
2007 2008 2009 2010 2011 2012 2013
Acquired St.
Joseph Capital –
Entry into
Northern IN
market
February, 2007
Acquired 65
Charter One
branches
throughout
Indiana
March, 2009
Acquired Monroe
Bancorp – Enhanced
Bloomington, IN
presence
January, 2011
Acquired Indiana
Community –
Entry into
Columbus, IN
September, 2012
FDIC-assisted
acquisition of
Integra Bank
July, 2011
Sold non-
strategic
market –
Chicago-area -
4 branches
Consolidation of
21 branches
Acquired 24
MI / IN branches
July, 2013
Consolidation
of 2 branches
Consolidation
of 8 branches
Consolidation
of 1 branch
Consolidation
of 10 branches
Consolidation
of 12 branches
Consolidation
of 44 branches
Consolidation
of 5 branches
Sold  12
branches
Consolidation
of 22 branches
Acquired 209 Sold 22 Consolidated 129
Acquired Tower
Financial –
Enhancing Ft.
Wayne, IN
presence April,
2014
Transforming Old National’s Landscape
Acquired
United
Bancorp —
Entering Ann
Arbor, MI  July,
2014
2014
Consolidation
of 4 branches
Acquired  LSB
Financial Corp.–
Enhancing
Lafayette, IN
presence
November 1,
2014
Acquired
Founders
Financial
Corporation–
Entry into
Grand
Rapids , MI
January 1, 2015
2015

Strategy Process
Emerging Trends
Focus on community banks with strong
client relationships and deposit
franchises
Mid-sized markets within or near existing
franchise with above average growth
rates
Must pass rigorous due diligence process
Must align both strategically and
culturally
Must meet/exceed financial targets
Must enhance Old National’s mission of
being a true “community bank”
M&A – Partnerships
Rising M&A competition is increasing
price multiples
Resurgence of MOEs giving potential
targets an alternative to selling
Cash deals becoming more in favor by
targets
Legend
ONB
1 st Quartile
2 nd Quartile
3 rd Quartile
4 th Quartile
Represents MSAs with more than 15,000 households in IN,KY,IL, southern MI, Cincinnati and St. Louis. MSA quartile rankings weighted as follows: 25% number of households, 20% median HH income, 10% unemployment, 10% median HH income 5-year growth, 10% population 5-year growth, 10% deposits/branch ratio and
15% households/branch ratio.

44
Shifting to higher-growth
markets from lower-growth
markets
– Entry and fill-in of existing
higher-growth markets
through strategic acquisitions
Acquired 209 branches since
2004
– Sale or consolidations in
lower-growth, non-core
markets
Consolidated 129 branches
Sold 22 branches

Old National’s Landscape

$ in millions
N/A equals not applicable
(1) Based on end of quarter assets immediately preceding announcement date
Completed Acquisitions
Acquisition
RBS
Citizens-65
Branches Monroe Integra Bank
Indiana
community
BofA - 24
Branches
Tower
Financial
United
Bancorp LSB Founders
Deal Type
Branch Deal Traditional FDIC-Assisted Traditional Branch Deal Traditional Traditional Traditional Traditional
Principal Geography
Indianapolis, IN Bloomington, IN Evansville, IN
Columbus, IN /
I-65 Corridor
Southwest MI /
Northern IN
Fort Wayne, IN Ann Arbor, MI Lafayette, IN Grand Rapids, MI
Purchase Price at Announcement
$16 $84 N/A $79 $23 $108 $173 $67 $88
NA $838 $1,900 $985 N/A $681 $919 $366 $466
% Stock Consideration at Announcement
0% 100% N/A 100% 0% 71% 80% 75% 54%
Announce Date
11/24/2008 10/6/2010 7/29/2011 1/25/2012 1/9/2013 9/10/2013 1/8/2014 6/4/2014 7/28/2014
Close Date
3/20/2009 1/1/2011 7/29/2011 9/15/2012 7/12/2013 4/25/2014 7/31/2014 11/1/2014 1/1/2015
Total Assets at Announcement
1

Committed to Strong Corporate Governance
Stock ownership guidelines have been
established for named executive officers as
follows:
As of December 31, 2014, each named
executive officer has met their stock
ownership requirement
Position or Salary Target Ownership Guidelines
Chief Executive Officer 5X salary in stock or 200,000 shares
Chief Operating Officer 4X salary in stock or 100,000 shares
Salary equal to or greater than $250,000 3X salary in stock or 50,000 shares
Salary below $250,000 2X salary in stock or 25,000 shares
Salary equal to or less than $150,000 1X salary in stock or 15,000 shares

Executive Compensation
Tied to long term shareholder value:
Short Term Incentive Plan
(CEO, CFO, CBA, CCO, Chief Legal Counsel)
Performance Measure Weight
Corporate Net Income 60%
Net Charge-Offs 15%
Efficiency Ratio 25%
Long Term Incentive Plan
(CFO,CBA, CCO, Chief Legal Counsel)
Performance Measure Weight
Performance-based 75%
(67% TSR & 33% EPS Growth)
Service-based 25%
Long Term Incentive Plan
(CEO)
Performance Measure Weight
Performance-based 100%
(75% TSR & 25% EPS Growth)

Appendix * * * * * *

Tangible Common Equity
Tangible Common Equity – 9/30/2014 $876.7
4Q14 Earnings 29.3
4Q14 Dividend (12.9)
4Q14 Share Repurchase (10.6)
Issuance of Shares from Acquisition 51.8
Changes in OCI – Securities 5.5
Changes in OCI – Other (4.6)
Increase in Goodwill & Intangibles (39.0)
Tangible Common Equity – 12/31/2014 $896.2
$ in millions

2011 2012 2013 2014 4Q13 3Q14 4Q14
Total Revenues
$455.8 $498.6 $502.2 $531.5 $125.6 $142.8 $140.5
Less: Provision for Loan Losses
($7.5) ($5.0) $2.3 ($3.1) ($2.3) ($2.6) ($0.9)
Less: Noninterest Expense
($348.5) ($365.8) ($362.0) ($386.4) ($88.2) ($100.0) ($100.1)
Taxable Equivalent Adjustment
$11.8 $13.2 $16.9 $17.0 $4.4 $4.5 $4.3
Pre-tax Income (FTE)
$111.6 $141.0 $159.4 $159.0 $39.5 $44.7 $43.8
Less: Total Accretion
$36.9 $57.5 $59.0 $86.5 $16.8 $34.3 $16.6
Change in IA
($0.4) $3.4 $9.3 $43.2 $3.4 $19.1 $6.2
Mergers/Integration Expenses
$16.9 $7.9 $5.9 $15.6 $2.5 $3.6 $3.1
Branch Divestitures
($1.2) $5.7 $1.9 $0.0 $0.0 $0.0 $0.0
Adjusted Income
$89.9 $100.4 $117.5 $131.3 $28.6 $33.1 $36.5
Non-GAAP Reconciliations
$ in millions

Non-GAAP Reconciliations
$ in millions
end of period balances
4Q13 3Q14 4Q14
Total Shareholders’ Equity
$1,162.6 $1,407.2 $1,465.8
Deduct:  Goodwill and Intangible Assets
(378.7) (530.5) (569.5)
Tangible Common Shareholders’ Equity
$784.0 $876.7 $896.2
Total Assets
$9,581.7 $11,179.8 $11,647.6
Add:  Trust Overdrafts
0.1 0.1 0.2
Deduct:  Goodwill and Intangible Assets
(378.7) (530.5) (569.5)
Tangible Assets $9,203.1 $10,649.4 $11,078.2
Tangible Equity to Tangible Assets
8.52% 8.23% 8.09%
Tangible Common Equity to Tangible
Assets
8.52% 8.23% 8.09%
Net Income
$24.5 $29.1 $29.3
After-Tax Intangible Amortization
1.5 2.2 2.5
Tangible Net Income
$26.1 $31.3 $31.7
ROTCE
13.31% 14.29% 14.15%

Non-GAAP Reconciliations
$ in millions
end of period balances
4Q13 3Q14 4Q14
Total Shareholders’ Equity
$1,162.6 $1,407.2 $1,465.8
Deduct:  Goodwill and Intangible Assets
(378.7) (530.5) (569.5)
Tangible Common Shareholders’ Equity
$784.0 $876.7 $896.2
Risk Weighted Assets $5,734.0 $7,063.5 $7,333.4
Tangible Common Equity to Risk Weighted Assets
13.67% 12.41% 12.22%
end of period balances 3Q11 3Q12 3Q13 1Q14 2Q14 3Q14 4Q14
Total Shareholders’ Equity
$1,027.7 $1,186.8 $1,159.3 $1,185.2 $1,277.3 $1,407.2 $1,465.8
Deduct:  Goodwill and Intangible Assets (302.3) (371.2) (379.3) (376.8) (439.3) (530.5) (569.5)
Tangible Common Shareholders’ Equity
$725.4 $815.6 $779.9 $808.4 $838.1 $876.7 $896.2
Common Shares Issued and Outstanding at Period End
   94,752   101,403   100,693   100,084   105,851   113,984    116,847
Tangible Common Book Value
       7.66 $8.04 $7.75 $8.08 $7.92 $7.69 $7.67

Non-GAAP Reconciliations
4Q13 3Q14 4Q14
Net Interest Income ($ in 000's) $81,187 $108,367 $90,043
Taxable Equivalent Adjustment 4,359 4,488 4,324
Net Interest Income – Taxable Equivalent $85,546 $112,855 $94,367
Average Earning Assets $8,322,334 $9,444,853 $9,858,522
Net Interest Margin 3.90% 4.59% 3.65%
Net Interest Margin – Fully Taxable Equivalent 4.11% 4.78% 3.83%
Efficiency Ratio - As Reported 4Q14
Net Interest Income (FTE) ($ in millions) $94.4
Noninterest Income Less Security Gains 45.6
Revenue Less Security Gains 139.9
Noninterest Expense 100.1
Intangible Amortization 2.8
Noninterest Expense Less Intangible Amortization 97.3
Efficiency Ratio 69.54%
Efficiency Ratio Excluding Acquisition Costs
4Q14
Net Interest Income (FTE) ($ in millions) $94.4
Noninterest Income Less Security Gains 45.6
Revenue Less Security Gains 139.9
Noninterest Expense 100.1
Intangible Amortization 2.8
Acquisition Costs 3.1
Noninterest Expense Less Intangible Amortization and Acquisition Costs 94.2
Efficiency Ratio 67.34%

Old National’s Peer Group
Associated Banc-Corporation ASB MB Financial Inc. MBFI
BancFirst Corporation BANF National Penn Bancshares Inc. NPBC
BancorpSouth, Inc. BXS Park National Corporation PRK
Bank of Hawaii Corporation BOH PrivateBancorp, Inc. PVTB
Chemical Financial Corporation CHFC Prosperity Bancshares Inc. PB
Commerce Bancshares, Inc. CBSH Renasant Corporation RNST
Cullen/Frost Bankers, Inc. CFR South State Corporation SSB
F.N.B. Corporation FNB Susquehanna Bancshares, Inc. SUSQ
First Commonwealth Financial Corporation FCF TCF Financial Corporation TCB
First Finanacial Bancorp. FFBC TFS Financial Corporation TFSL
First Merchants Corporation FRME Trustmark Corporation TRMK
First Midwest Bancorp Inc. FMBI UMB Financial Corporation UMBF
FirstMerit Corporation FMER United Bankshares Inc. UBSI
Flagstar Bancorp Inc. FBC Valley National Bancorp VLY
Fulton Financial Corporation FULT WesBanco Inc. WSBC
Home Bancshares, Inc. HOMB Wintrust Financial Corporation WTFC
IberiaBank Corporation IBKC
•
Like-size, publicly-traded financial services companies, generally in the Midwest, serving comparable demographics with comparable services as ONB

Investor Contact
Additional information can be found on the
Investor Relations web pages at
www.oldnational.com
Investor Inquiries:
Lynell J. Walton, CPA
SVP – Director of Investor Relations
812-464-1366
lynell.walton@oldnational.com